Note 24 - Comprehensive Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other Comprehensive Income (Loss), Net of Tax, Total	$ (25,034)	$ 48,652	$ 5,726
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), before Reclassification, after Tax	(7,000)	49,137	382
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), Reclassification, after Tax	(22,876)	(2,702)	6,417
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net, Total	425	868	(1,136)
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(63)	(63)	(63)
Other Comprehensive Income (Loss), Derivative, Excluded Component, Increase (Decrease), Adjustments, after Tax	$ (4,354)	$ (1,286)	$ 0